UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2019

TELENAV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4655 Great America Parkway, Suite 300

Santa Clara, California 95054

(Address of principal executive offices)    (Zip code)

(408) 245-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value per Share	TNAV	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 5, 2019, following the issuance of a press release by General Motors (“GM”) announcing plans to introduce new in-vehicle technology to its vehicles beginning in 2021, members of Telenav, Inc.’s (“Telenav’s” or the “Company’s”) management team conducted one-on-one telephone calls with three securities analysts and one of Telenav’s largest stockholders. On these calls, management remarked as follows:

•	Telenav does not expect GM’s announcement to affect Telenav’s internal operating forecasts for fiscal years 2020 and 2021;

•	Telenav has been gaining market share within GM while increasing revenue from GM, and Telenav expects this trend to continue up to the model year 2022;

•	Telenav’s agreement provides that GM can offer Telenav’s navigation solution in GM vehicles through model year 2025; however, the contract does not provide minimum volume or purchase requirements;

•

Telenav believes its differentiated product portfolio, including connected navigation, VIVID infotainment platform, ADAS, and In-Car Commerce and Advertising, positions Telenav well for future opportunities with customers, including GM;

•	Telenav does not believe that GM’s plans to work with Google will result in Telenav being displaced from GM vehicles prior to model year 2022;

•

Telenav has a longstanding relationship with GM that Telenav believes has strategic value and Telenav believes that automobile manufacturers such as GM will continue to want to work with companies like Telenav that are not in competition with them; and

•	Telenav believes it can increase its current penetration rate in the overall market for navigation services.

On September 5, 2019, the Company also issued a press release, in which the Company reaffirmed its guidance previously issued on August 8, 2019 and provided a business update. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, market penetration, and other matters. Any forward-looking statement made in this filing speaks only as of the date on which it is made. Telenav undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. Telenav cautions that these statements are subject to risks and uncertainties, many of which are outside of Telenav’s control and could cause future events or results to be materially different from those stated or implied in this document, or to not occur at all, including among others, risk factors that are described in Telenav’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019, and other filings with the U.S. Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release of Telenav, Inc. dated September 5, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: September 5, 2019	By:	/s/ Steve Debenham
Name: Steve Debenham
Title: General Counsel